UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

(Date of earliest event reported):  August 30, 2005

TANGER FACTORY OUTLET CENTERS, INC.

_________________________________________

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TANGER FACTORY OUTLET CENTERS, INC.

CURRENT REPORT

ON

FORM 8-K

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Tanger Factory Outlet Centers, Inc., (the “Company”), filed a Form 8-K dated August 22, 2005 to announce that it had agreed to acquire for $282.5 million the remaining two-thirds interest in the portfolio on nine factory outlet centers with approximately 3.3 million square feet, (the “Charter Oak Portfolio”) owned by an affiliate of Blackstone Real Estate Advisors (“Blackstone”).  The Company and Blackstone originally acquired the Charter Oak Portfolio in December 2003 through a joint venture, COROC Holdings LLC (“COROC”), whereby the Company owned a one-third interest and Blackstone owned a two-thirds interest.

Our factory outlet centers and other assets are held by, and all of our operations are conducted by, our majority owned subsidiary, Tanger Properties Limited Partnership (the “Operating Partnership”).  The terms “we”, “our” and “us” refer to the Company and the Operating Partnership together, as the context requires.

Separate financial statements for the Charter Oak Portfolio are not required since the results of its operations have been included in our audited consolidated financial statements since December 2003.  Unaudited pro forma financial information filed herewith to give effect to the proposed acquisition are as set forth below:

(b)  Pro Forma Financial Information                                                                       Page

      (1)  Unaudited Pro Forma Consolidated Statements of Operations

                        for the six months ended June 30, 2005 and notes thereto                          5

                              for the year ended December 31, 2004 and notes thereto                    7

(2)  Unaudited Pro Forma Consolidated Balance Sheet

                        as of June 30, 2005 and notes thereto                                                    9

 TANGER FACTORY OUTLET CENTERS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited Pro Forma Consolidated Financial Statements have been derived from the historical statements of the Company and give effect to the proposed acquisition of the remaining two-thirds interest in the Charter Oak Portfolio owned by Blackstone. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2005 and the year ended December 31, 2004 assume the acquisition had occurred as of January 1, 2004.  The unaudited Pro forma Consolidated Balance Sheet assumes the acquisition had occurred on June 30, 2005.

The purchase price of $282.5 million involves an all-cash payment, which we expect to finance in the public markets through a mixture of long-term unsecured debt and equity.  Closing of the transaction is subject to certain conditions including those contained within an existing GMAC loan currently collateralizing the properties. We anticipate the transaction will close by October 2005.

The unaudited Pro Forma Consolidated Financial Statements reflect our assumption that we will finance the purchase price and the related estimated closing costs of $3.3 million, collectively estimated to be approximately $285.8 million, by (1) issuing 3.0 million common shares with net proceeds of approximately $81.0 million (2) issuing 3.5 million preferred shares with net proceeds of approximately $84.5 million and (3) issuing long-term unsecured public debt for the remaining $120.3 million.  There can be no assurance that closing on the transaction will actually occur or that we will be able to issue these securities in the form and for the amounts stated above to fund our transaction.  Changes in the form of securities issued or in the amount of common shares, preferred shares and debt actually issued would result in an increase or decrease in pro forma income from continuing operations and related pro forma earnings per share.

The accompanying unaudited Pro Forma Consolidated Financial Statements reflect a preliminary allocation of the purchase price under Statement of Financial Accounting Standards No. 141, “Business Combinations” (“FAS 141”).  This allocation is subject to final adjustment following the acquisition.  The Company expects to finalize the valuation following the consummation of the transaction.  Changes in the allocation of the purchase price and/or estimated useful lives from those used in the unaudited Pro Forma Consolidated Financial Statements would result in an increase or decrease in pro forma income from continuing operations and related pro forma earnings per share. The following table summarizes our preliminary allocation of purchase price plus closing costs and the estimated useful lives used for the pro forma calculations.

	Amount (in thousands)	Average estimated useful life (in years)
Land	$4,832
Buildings, improvements and fixtures	42,216	27.7
Deferred lease and other intangibles:
Below market leases	(973)	3.2
Lease in place value and other lease
related intangibles	14,229	5.7
Debt premium	353	3.0
Minority interest	225,103
Net assets acquired	$285,760

The unaudited Pro Forma Consolidated Financial Statements have been prepared by the Company's management.  These pro forma statements may not be indicative of the results that would have actually occurred if the acquisition had been in effect on the dates indicated, nor do they purport to represent the results of operations for future periods.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Company's unaudited financial statements and notes thereto as of June 30, 2005 and for the six months then ended (which are contained in the Company's Form 10-Q for the period ended June 30, 2005), and the Company’s audited financial statements and notes thereto as of December 31, 2004 and for the year then ended (which are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2004).

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2005
(Unaudited)
(In thousands, except per share data)

		Pro forma			Pro forma
	Historical	Adjustments			Consolidated
	(a)
REVENUES
Base rentals	$65,389	$150	(b	)	$65,539
Percentage rentals	2,153				2,153
Expense reimbursements	26,917				26,917
Other income	2,152				2,152
Total revenues	96,611	150			96,761
EXPENSES
Property operating	30,851				30,851
General and administrative	6,755				6,755
Depreciation and amortization	24,350	2,090	(c	)	26,440
Total expenses	61,956	2,090			64,046
Operating income	34,655	(1,940)			32,715
Interest expense	16,395	3,637	(d	)	20,032
Income before equity in earnings of unconsolidated joint
ventures, minority interest, discontinued operations
and loss on sale of real estate	18,260	(5,577)			12,683
Equity in earnings of unconsolidated joint ventures	459				459
Minority interests:
Consolidated joint venture	(13,351)	13,351	(e	)	-
Operating partnership	(974)	(670)	(e	)	(1,644)
Income from continuing operations	$4,394	$7,104			$11,498

Basic earnings per common share:
Income from continuing operations	$.02				$.27	(g)
Weighted average shares	27,330	3,000	(f	)	30,330

Diluted earnings per common share:
Income from continuing operations	$.02				$.27	(g)
Weighted average shares	27,546	3,000	(f	)	30,546

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005

a)      As reported in the unaudited consolidated statement of operations of Tanger Factory Outlet Centers, Inc.and Subsidiaries for the six months ended June 30,  2005.

b)      To reflect amortization of the portion of the purchase price assigned to above and below market leases in accordance with FAS 141.

c)      To reflect depreciation and amortization on the partial step-up of assets to fair value based on an acquisition price of $282.5 million, plus closing costs of   $3.3 million.

d)      To reflect interest expense from issuance of $121.3 million in long-term unsecured public bonds with a coupon rate of 6.01% (effective rate of 6.05% after underwriting discount). A 1% increase or decrease in the coupon rate would equal $1.21 million on an annual basis.  Also includes amortization of debt issuance costs ($1.0 million amortized over ten years) and change in debt premium ($.4 million amortized over three years).

e)      To reflect the minority interest in the additional income resulting from the pro forma adjustments and to eliminate the minority interest in the consolidated joint venture that is being acquired in this transaction.

f)       To reflect the planned issuance of (1) 3.0 million common shares with net proceeds of approximately $81.0 million and (2) 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5% with net proceeds of approximately $84.5 million, as part of the funding of the acquisition.

g)      Pro forma income per share is computed as follows:  Income from continuing operations less preferred share dividends of $3.3 million (from the issuance of   3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5%) divided by pro forma weighted average shares outstanding.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004
(Unaudited)
(In thousands, except per share data)

		Pro forma			Pro forma
	Historical	Adjustments			Consolidated
	(a)
REVENUES
Base rentals	$129,884	$300	(b	)	$130,184
Percentage rentals	5,338				5,338
Expense reimbursements	52,585				52,585
Other income	6,746				6,746
Total revenues	194,553	300			194,853
EXPENSES
Property operating	59,759				59,759
General and administrative	12,820				12,820
Depreciation and amortization	51,446	4,179	(c	)	55,625
Total expenses	124,025	4,179			128,204
Operating income	70,528	(3,879)			66,649
Interest expense	35,117	7,274	(d	)	42,391
Income before equity in earnings of unconsolidated joint	35,411	(11,153)			24,258
ventures, minority interest and discontinued operations
Equity in earnings of unconsolidated joint ventures	1,042				1,042
Minority interests:
Consolidated joint venture	(27,144)	27,144	(e	)	-
Operating partnership	(1,701)	(1,447)	(e	)	(3,148)
Income from continuing operations	$7,608	$14,544			$22,152

Basic earnings per common share:
Income from continuing operations	$.28				$.52	(g)
Weighted average shares	27,044	3,000	(f	)	30,044

Diluted earnings per common share:
Income from continuing operations	$.28				$.52	(g)
Weighted average shares	27,261	3,000	(f	)	30,261

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

a)      As reported in the audited consolidated statement of operations of Tanger Factory Outlet Centers, Inc. and Subsidiaries for the year ended December 31, 2004.

b)      To reflect amortization of the portion of the purchase price assigned to above and below market leases.

c)      To reflect depreciation and amortization on the partial step-up of assets to fair value based on an acquisition price of $282.5 million, plus closing costs  of $3.3 million.

d)     To reflect interest expense from issuance of $121.3 million in long-term unsecured public bonds with a coupon rate of 6.01% (effective rate of 6.05% after underwriting discount). A 1% increase or decrease in the coupon rate would equal $1.21 million on an annual basis.  Also includes amortization of debt issuance costs ($1.0 million amortized over ten years) and change in debt premium ($.4 million amortized over three years).

e)      To reflect the minority interest in the additional income resulting from the pro forma adjustments and to eliminate the minority interest in the consolidated   joint venture that is being acquired in this transaction.

f)       To reflect the planned issuance of (1) 3.0 million common shares with net proceeds of approximately $81.0 million and (2) 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5% with net proceeds of approximately $84.5 million, as part of the funding of the acquisition.

g)     Pro forma income per share is computed as follows: Income from continuing operations less preferred share dividends of $6.6 million (from the issuance of 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5%) divided by pro forma weighted average shares outstanding.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2005
(Unaudited)
(In thousands)

		Pro forma			Pro forma
	Historical	Adjustments			Consolidated

ASSETS	(a )
Rental Property
Land	$113,284	$4,832	(b	)	$118,116
Buildings, improvements and fixtures	956,440	42,216	(b	)	998,656
Construction in progress	6,044				6,044
	1,075,768	47,048			1,122,816
Accumulated depreciation	(237,688)				(237,688)
Rental property, net	838,080	47,048			885,128
Cash and cash equivalents	3,543				3,543
Deferred charges, net	54,818	14,289	(b	)	69,107
Other assets	21,785				21,785
Total assets	$918,226	$61,337			$979,563

LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS' EQUITY
Liabilities
Debt
Senior, unsecured notes	$100,000	$121,279	(c	)	$221,279
Mortgages payable	290,197	(353)	(b	)	289,844
Unsecured note	53,500				53,500
Lines of credit	45,330				45,330
	489,027	120,926			609,953
Construction trade payables	9,231				9,231
Accounts payable and accrued expenses	16,984				16,984
Total liabilities	515,242	120,926			636,168
Commitments
Minority interests:
Consolidated joint venture	225,103	(225,103)	(d	)	-
Operating partnership	31,963				31,963
Total minority interest	257,066	(225,103)			31,963

Shareholders' equity
Preferred shares	-	35	(e	)	35
Common shares	277	30	(e	)	307
Paid in capital	278,811	165,449	(e	)	444,260
Distributions in excess of net income	(126,436)				(126,436)
Deferred compensation	(6,372)				(6,372)
Accumulated other comprehensive loss	(362)				(362)
Total shareholders' equity	145,918	165,514			311,432
Total liabilities, minority interests and shareholders' equity	$918,226	$61,337			$979,563

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2005

a)      As reported in the unaudited consolidated balance sheet of Tanger Factory Outlet Centers, Inc. and Subsidiaries as of June 30, 2005.

b)      To reflect the acquisition of the two-thirds share of the difference between the fair value of the Charter Oak Portfolio and underlying book value of the assets and liabilities.  See table on page 3 for amounts allocated to the assets and liabilities acquired and the average useful lives assigned to each major caption.  Also includes $1.0 million in deferred financing costs from the issuance of long-term unsecured debt.

c)      To reflect the issuance of $121.3 million of long-term unsecured debt generating net proceeds of $120.2 million.

d)      To eliminate the minority interest in the consolidated joint venture that is being acquired in this transaction.

e)      To reflect the planned issuance of (1) 3.0 million common shares with net proceeds of approximately $81.0 million and (2) 3.5 million preferred shares at a coupon rate of 7.5% with net proceeds of approximately $84.5 million, as part of the funding of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed its behalf by the undersigned thereunto duly authorized.

                                                            TANGER FACTORY OUTLET CENTERS, INC.

                                                            By:  /s/ Frank C. Marchisello, Jr.

                                                                    Frank C. Marchisello, Jr.

                                                                    Executive Vice President, Chief Financial Officer

Date: August 30, 2005